UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On December 23, 2008, the Company notified the NYSE Regulation, Inc. ("NYSER") that it was not in compliance with the continued listing standard of the New York Stock Exchange ("NYSE") under Section 802.01B of the NYSE Listed Company Manual because the average global market capitalization of the Company's common stock was less than $25 million over a consecutive 30 trading day period as of December 22, 2008.  The NYSER has advised the Company that it is assessing the Company's listing status in connection with this listing standard, and the Company cannot predict whether or when the NYSER may take action with respect to this matter.

The Company’s related news release is attached as Exhibit 99.58.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.58	Press release of Dollar Thrifty Automotive Group, Inc. dated December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

December 30, 2008	By:	/s/ H. CLIFFORD BUSTER, III
H. Clifford Buster, III
Executive Vice President, Chief Financial Officer

and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.58	Press release of Dollar Thrifty Automotive Group, Inc. dated December 29, 2008.

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